                                 [PIONEER LOGO]
                             The one to remember(SM).


                                    PIONEER
                                    TAX FREE
                                     INCOME
                                      FUND

                                     ANNUAL
                                     REPORT
                                    12/31/01



                         [PIONEER INVESTMENTS(R) LOGO]
                              ONE GOAL. YOURS.(SM)

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 21

Notes to Financial Statements                                        27

Report of Independent Public Accountants                             32

Trustees, Officers and Service Providers                             33

Retirement Plans from Pioneer                                        38

Program and Services for Pioneer Shareowners                         40

PIONEER TAX FREE INCOME FUND

LETTER FROM THE PRESIDENT 12/31/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other corporate retirement plans, including 401(k)s and 403(b)s. In addition, those age 55 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Regards,

/s/ Daniel T. Geraci

Daniel T. Geraci

Pioneer Investment Management, Inc.

[SIDENOTE]
PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer as President of Pioneer Investment Management, Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

PORTFOLIO SUMMARY 12/31/01

PORTFOLIO QUALITY

(As a percentage of total investment portfolio)

[CHART]

AAA                              54.2%
AA                               13.2%
A                                15.7%
BBB                              12.3%
BB & Lower                        1.4%
Short-Term Cash Equivalents       1.3%
Not-rated                         1.9%


PORTFOLIO MATURITY
(Effective life as a percentage of total investment portfolio)

[CHART]

0-1 Year        1.4%
1-3 Years       1.0%
3-6 Years      11.5%
6-8 Years      21.1%
8-10 Years     11.7%
10+ Years      53.3%

10 LARGEST HOLDINGS
(As a percentage of debt holdings)

1. North Carolina Eastern Municipal Power Agency Power System Revenue, 6.5%, 1/1/18 3.96%

2.   Massachusetts Health and Educational Facilities Authority, 5.2%, 1/1/28
     2.68

3.   McGee Creek Authority Water Revenue, 6.0%, 1/1/23 2.36

4.   District of Columbia Tobacco Settlement Financing Corp., 6.5%, 5/15/33 2.23

5.   Tobacco Settlement Revenue Management, 6.37%, 5/15/28 2.17

6.   Tobacco Settlement Financing Corp. Revenue, 5.875%, 5/15/39 2.03

7.   North Carolina Capital Facilities Finance Agency Revenue, 5.125%, 10/1/41
     2.01

8.   Montana Health Facilities Authority Facility Revenue, 0.0%, 2/25/25 2.00

9. Lowndes County Mississippi Solid Waste Disposal & Pollution Control Revenue, 6.8%, 4/1/22 1.87

10.  Atlanta GA Water & Wastewater Revenue, 5.0%, 11/1/39 1.83

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 12/31/01                                       CLASS A SHARE

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    12/31/01        12/31/00
                              $11.47          $11.70

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-12/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              $0.529          -               $0.182

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

 AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)


              NET ASSET       PUBLIC
PERIOD          VALUE     OFFERING PRICE*
10 Years        6.00%         5.52%
5 Years         5.18%         4.22%
1 Year          4.13%        -0.55%

- Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[CHART]
GROWTH OF $10,000

     PIONEER TAX FREE                  LEHMAN BROTHERS
     INCOME FUND*                      MUNICIPAL BOND INDEX
12/91                         $9,550               $10,000
12/92                        $10,388               $10,883
                             $11,736               $12,219
                             $10,988               $11,587
12/95                        $12,837               $13,610
                             $13,295               $14,213
                             $14,484               $15,522
12/98                        $15,381               $16,528
                             $14,721               $16,187
                             $16,433               $18,076
12/01                        $17,112               $19,004

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 12/31/01                                      CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    12/31/01        12/31/00
                              $11.39          $11.62

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-12/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              $0.441          -               $0.182

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

 AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

                IF        IF
PERIOD         HELD    REDEEMED*
Life-of-Class   4.88%      1.88%
(4/28/95)
5 Years         4.41%      4.24%
1 Year          3.38%      0.54%

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]
GROWTH OF $10,000

          PIONEER TAX FREE                LEHMAN BROTHERS
          INCOME FUND*                    MUNICIPAL BOND INDEX
      4/95                       $10,000               $10,000
                                 $10,155               $10,229
     12/95                       $10,794               $10,957
                                 $10,617               $10,908
                                 $11,081               $11,443
                                 $11,368               $11,811
     12/97                       $11,985               $12,497
                                 $12,244               $12,832
                                 $12,635               $13,307
                                 $12,331               $13,187
     12/99                       $12,002               $13,032
                                 $12,469               $13,614
                                 $13,296               $14,553
                                 $13,576               $14,974
     12/01                       $13,745               $15,300

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 12/31/01                                      CLASS C SHARES
SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    12/31/01        12/31/00
                              $11.31          $11.54

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-12/31/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                              $0.440          -               $0.182

 INVESTMENT RETURNS

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.


 AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)


               NET ASSET     PUBLIC
PERIOD           VALUE    OFFERING PRICE/
                              CDSC*
Life-of-Class   4.08%      3.92%
(1/31/96)
5 Years         4.40%      4.19%
1 Year          3.39%      2.33%

- Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


GROWTH OF $10,000


             PIONEER TAX FREE              LEHMAN BROTHERS
             INCOME FUND*                  MUNICIPAL BOND INDEX
      1/96                        $9,900               $10,000
                                  $9,697                $9,880
                                 $10,121               $10,364
                                 $10,392               $10,697
     12/97                       $10,963               $11,319
                                 $11,191               $11,623
                                 $11,548               $12,052
                                 $11,270               $11,944
     12/99                       $10,979               $11,803
                                 $11,393               $12,331
                                 $12,141               $13,181
                                 $12,405               $13,563
     12/01                       $12,552               $13,858

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost or state and local taxes.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001, PIONEER TAX FREE INCOME FUND BENEFITED FROM AN EXPANDED INVESTMENT POLICY. UNDER THE NEW INVESTMENT POLICY, THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE TAX-EXEMPT SECURITIES RATED BBB OR HIGHER AND MAY, TO A LESSER EXTENT, INVEST IN BELOW INVESTMENT-GRADE SECURITIES. IN THE FOLLOWING CONVERSATION, DAVID EURKUS, A MEMBER OF PIONEER'S FIXED-INCOME MANAGEMENT TEAM, DISCUSSES THE INVESTMENT DECISIONS HE MADE DURING THE PERIOD.



Q:   HOW DID MUNICIPAL BONDS PERFORM IN THE DIFFICULT ECONOMIC ENVIRONMENT OF
     2001?

A: Municipal bonds performed relatively well during 2001. As economic growth continued to decline, the Federal Reserve implemented one of the most aggressive interest-rate cutting cycles in history. Between January 2, 2001 and December 31, 2001, the Fed reduced short-term interest rates 11 times for a total of 4.75% in an effort to stimulate economic growth. Lower interest rates were positive for bonds, because as interest rates declined the market value of existing municipal bonds rose. Municipal bonds also benefited from increased demand, as investors turned to bonds for relief from falling stock prices and for higher yields than money market funds could provide. Yields on municipal bonds rivaled taxable-equivalent yields and, as an asset class, municipal bonds were among the top-performing fixed-income securities for the year.

Q:   HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: For the 12-month period ended December 31, 2001, Pioneer Tax Free Income Fund Class A shares generated a total return (based on net asset value) of 4.13%. Class B shares produced a 3.38% total return and Class C shares 3.39%. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, ended the period with a 5.13% return.

     Your Fund also continued to provide a steady stream of tax-free income. Class A shares provided a 30-day SEC tax-free yield of 4.27% as of December 31, 2001. This translates into a taxable equivalent yield of 7.96%, based on the maximum federal income tax rate of 39.6%.

Q:   HOW DID THE FUND'S NEW INVESTMENT POLICY WORK TO ITS ADVANTAGE?

A: The Fund's new investment policy, which was implemented on April 2, 2001, allowed us to invest in lower quality investment-grade, non-rated and below investment-grade securities. This new flexibility provided us with some excellent investment opportunities. As interest rates declined, municipal bond yields also declined. However, yields on lower-quality securities were significantly higher than yields on higher-quality securities. We selectively added lower-quality securities to the portfolio. As a result, we were able to maintain the Fund's monthly income distribution to shareowners at a time when yields were declining.

     The Fund also benefited from an ample supply of municipal securities. As interest rates trended downward, municipalities refinanced their relatively high-coupon debt with lower-coupon debt, the way homeowners refinance their mortgages during periods of low interest rates. This increased bond supply allowed the Fund to select investments of varying credit quality, with a range of coupon rates from a variety of issuers.

Q:   WHAT SECTORS OF THE MUNICIPAL BOND MARKET DID YOU FAVOR?

A: We found the best opportunities in the health care area. Several years ago, many hospitals were struggling with losses and their bonds were downgraded by credit agencies. The debt of many well-run hospitals was downgraded with that of problem hospitals. In seeking new investment opportunities, our in-depth research uncovered major well-run health care facilities that had lower credit ratings but whose financial conditions were sound. These facilities included Partners Healthcare (Massachusetts General Hospital) and Dana Farber in Boston, University of Massachusetts Memorial Hospital in Worcester and St. Jude's Hospital in Nashville, Tennessee. Hospital bonds were the top-performing sector of the municipal bond market in 2001.

Q:   WHAT OTHER STRATEGIES DID YOU EMPLOY?

A: As the economy weakened, state and local governments began to report lower revenues from sales, capital gains and corporate taxes. We were concerned that this downward trend in tax revenues would result in credit downgrades by credit-rating agencies. Therefore, we moved assets out of General Obligation bonds (GOs), which depend on a state's tax revenues for payment. We used the proceeds from the sale of GOs to invest in revenue bonds, whose principal and interest payments come from specific projects or users' fees, such as those from toll roads, bridges, electric utilities and water and sewer plants. When investing in revenue bonds, we focused on private colleges and universities, such as Harvard and MIT, as bonds issued by educational institutions benefit from the steady stream of income collected from tuition and student fees.

     We also extended the duration of the portfolio. Duration is a measure of a bond's price sensitivity to interest-rate changes. Because interest rates were declining, lengthening duration contributed to price appreciation in the portfolio.

Q:   WHAT AREAS DID YOU AVOID?

A: We avoided areas that were hardest hit by the economic downturn. These areas included the West Coast and Midwest. For example, California continued to suffer from significant energy problems, reduced seaport activity because of the decline in trade with Asia and lower tax revenues. Parts of the Midwest were affected negatively by falling commodity prices, which hurt heavy industry sectors such as automobile and steel.

Q:   WHAT IS YOUR OUTLOOK?

A: As we look ahead, we are optimistic about the prospects for municipal bonds and the Fund. As an asset class, municipal bonds are in the forefront of the fixed-income sector. If the stock market continues to be volatile over the coming months, we believe investors will continue to seek the relative safety of municipal bonds. We also believe that municipal bonds will benefit from increased investment by retirees and those getting ready to retire. Many older investors are turning to municipal bonds for the tax-exempt income they can provide.

PIONEER TAX FREE INCOME FUND
 SCHEDULE OF INVESTMENTS 12/31/01

                  S&P/
                 MOODY'S
   PRINCIPAL     RATINGS
      AMOUNT   (UNAUDITED)                                                   VALUE

                           TAX-EXEMPT OBLIGATIONS - 98.7%
                           ALASKA - 0.7%
$  2,500,000    Aa3/A+     Northern Tobacco Securitization Corp., 5.5%,
                              6/1/29                                      $ 2,384,350
                                                                          -----------
                                                                          $ 2,384,350
                                                                          -----------
                           ARIZONA - 2.2%
   1,000,000     AA/Aa     Arizona State Transportation
                              Board Highway Revenue, 6.0%, 7/1/08         $ 1,105,050
   1,000,000    AAA/Aaa    Maricopa County School District, 7.0%, 7/1/07    1,140,550
   1,000,000    AAA/Aaa    Maricopa County School District, 7.0%, 7/1/08    1,140,550
   1,000,000     AA/Aa     Phoenix Civic Improvement Corp.
                              Water System Revenue, 6.5%, 7/1/06            1,113,780
   1,000,000    BBB+/A3    Scottsdale Healthcare, 6.8%, 12/1/31               978,140
   2,400,000    AAA/Aaa    Scottsdale Memorial Hospital, 5.5%, 9/1/12       2,567,160
                                                                          -----------
                                                                          $ 8,045,230
                                                                          -----------
                           CALIFORNIA - 0.8%
  12,540,000    AAA/Aaa    Foothill Eastern Transportation Corridor
                              Agency Toll Road Revenue, 0.0%, 1/1/28      $ 3,021,011
                                                                          -----------
                                                                          $ 3,021,011
                                                                          -----------
                           COLORADO - 2.7%
     280,000    NR/Aa2     Colorado Housing Finance Authority,
                              Series A-3, 7.0%, 11/1/16                   $   296,769
     300,000    NR/Aa2     Colorado Housing Finance Authority,
                              Series C-2, 7.45%, 6/1/17                       316,818
   1,705,000    NR/Aa2     Colorado Housing Finance Authority,
                              Series A-1, 7.4%, 11/1/27                     1,814,768
     605,000    NR/Aa2     Colorado Housing Finance Authority,
                              Series B-2, 7.45%, 11/1/27                      637,476
   1,200,000    NR/Aa2     Colorado Housing Financial Authority,
                              Series B-3, 6.55%, 5/1/25                     1,280,916
     230,000    NR/Aa2     Colorado Housing Finance Authority,
                              Series C-1, 7.55%, 11/1/27                      242,259
   3,575,000    AAA/Aaa    Douglas County School District Region 1, 7.0%,
                              12/15/13                                      4,306,230
   1,000,000   BBB/Baa3    Colorado Educational & Cultural Facilities
                              Authority, 6.0%, 12/1/21                        972,790
                                                                          -----------
                                                                          $ 9,868,026
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           CONNECTICUT - 0.0%
$     35,000    AA/Aa3     Connecticut State General Obligation,
                              6.0%, 10/1/04                             $      37,890
                                                                        -------------
                                                                        $      37,890
                                                                        -------------
                           DISTRICT OF COLUMBIA - 3.1%
   7,500,000     A+/A1     District of Columbia Tobacco Settlement
                              Financing Corp., 6.5%, 5/15/33            $   7,993,200
   3,000,000   BBB/Baa2    District of Columbia Revenue,
                              6.8%, 8/15/31                                 3,171,360
                                                                        -------------
                                                                        $  11,164,560
                                                                        -------------
                           FLORIDA - 4.7%
   3,200,000    AAA/Aaa    Dade County Florida Professional Sports
                              Franchise Facilities Tax Revenue, 0.0%,
                              10/1/26                                   $     835,104
   1,960,000    BBB+/A3    Escambia County Health Facilities Authority,
                              5.125%, 10/1/19                               1,794,694
   4,370,000    AAA/Aaa    Hillsborough County Revenue, 5.5%, 7/1/14        4,661,392
     770,000    NR/Aaa     Manatee County Housing Revenue,
                              7.25%, 5/1/28                                   850,280
   2,500,000   BBB-/Baa3   Miami Beach Health Facilities Authority,
                              6.7%, 11/15/19                                2,399,350
   1,000,000   BBB-/Baa3   Miami Beach Health Facilities Authority,
                              6.8%, 11/15/31                                  951,040
   5,000,000    AAA/Aaa    Tampa Bay Water Utility System Revenue,
                              6.0%, 10/1/29                                 5,623,500
                                                                        -------------
                                                                        $  17,115,360
                                                                        -------------
                           GEORGIA - 2.1%
   1,000,000    AAA/Aaa    Atlanta GA Water & Wastewater Revenue,
                              5.5%, 11/1/27                             $   1,054,330
   7,000,000    AAA/Aaa    Atlanta GA Water & Wastewater Revenue,
                              5.0%, 11/1/39                                 6,552,140
                                                                        -------------
                                                                        $   7,606,470
                                                                        -------------
                           IOWA - 1.7%
   6,500,000     A/Aa3     Tobacco Settlement Authority Iowa,
                              5.6%, 6/1/35                              $   6,012,370
                                                                        -------------
                                                                        $   6,012,370
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.


                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           ILLINOIS - 9.8%
$  5,000,000    AAA/Aaa    Chicago Board of Education, 5.75%, 12/1/27     $ 5,163,250
  10,000,000    AAA/Aaa    Chicago Illinois, 0.0%, 1/1/28                   2,244,400
   3,830,000    AAA/Aaa    Chicago Illinois Board of Education School of
                              Reform Board, 5.25%, 12/1/17                  3,938,312
   1,985,000    NR/Aaa     Chicago Illinois Single Family Mortgage,
                              6.3%, 9/1/29                                  2,154,102
   1,700,000    NR/Aaa     Chicago Illinois Single Family Mortgage,
                              6.45%, 9/1/29                                 1,867,722
   3,000,000    A-/Baa1    Illinois Development Finance Authority
                              Hospital Revenue, 5.5%, 11/15/29              2,771,250
   1,145,000     A+/A1     Illinois Housing Development Authority Revenue
                              Multi-Family Housing, 7.0%, 7/1/23*           1,409,369
   3,385,000    AAA/Aaa    Metropolitan Pier & Exposition Authority
                              Dedicated State Tax Revenue, 8.5%, 6/15/06    4,050,525
   4,970,000    AAA/Aaa    Metropolitan Pier & Exposition Authority
                              Dedicated State Tax Revenue, 8.5%, 6/15/06    5,873,198
   8,000,000    AA-/Aa3    University of Illinois Revenue, 0.0%, 4/1/20     2,838,000
   3,000,000    AAA/Aaa    University of Illinois Revenue, 5.75%, 1/15/16   3,149,400
                                                                          -----------
                                                                          $35,459,528
                                                                          -----------
                           INDIANA - 4.1%
     250,000    AAA/Aaa    Goshen Multi-School Building Corp.,
                              5.6%, 1/15/16**                             $   257,235
     750,000    AAA/NR     Indiana Bond Bank, 6.75%, 2/1/17                   827,588
     900,000    NR/Aaa     Indiana State Housing Finance Authority,
                              Single Family Mortgage Revenue,
                              5.95%, 7/1/13                                   940,248
   1,000,000    AAA/Aaa    Indiana University Revenue,
                              5.8%, 11/15/10                                1,090,050
   3,400,000     AA/Aa     Indianapolis Local Public Improvement
                              Board Revenue, 6.0%, 1/10/20                  3,736,634
   1,400,000     A+/NR     Indianapolis Local Public Improvement
                              Board Revenue, 6.75%, 2/1/14                  1,629,768
   1,000,000     A+/A      Lawrence Township Metropolitan School
                              District Revenue, 6.75%, 7/5/13               1,170,170
   3,200,000    AA-/Aa2    Petersburg Indiana Pollution and Control
                              Revenue, 5.4%, 8/1/17                         3,091,936

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           INDIANA - 4.1% (CONTINUED)
$  2,000,000    NR/Aaa     Sarah Scott Middle School Revenue,
                              5.75%, 1/15/19                            $   2,068,860
                                                                        -------------
                                                                        $  14,812,489
                                                                        -------------
                           KENTUCKY - 0.3%
   1,095,000    AAA/Aaa    Kenton County Water District #1, 5.8%,
                              2/1/15                                    $   1,150,341
                                                                        -------------
                                                                        $   1,150,341
                                                                        -------------
                           LOUSIANA - 2.9%
   3,000,000    AAA/Aaa    New Orleans Home Mortgage Authority
                              Special Obligation, 6.25%, 1/15/11        $   3,378,390
   7,500,000     A+/A1     Tobacco Settlement Financing Corp.
                              Revenue, 5.875%, 5/15/39                      7,285,275
                                                                        -------------
                                                                        $  10,663,665
                                                                        -------------
                           MASSACHUSETTS - 9.8%
     750,000   BBB/Baa2    Massachusetts Health & Educational
                              Facilities Authority, 5.7%, 7/1/15            $ 741,667
   1,000,000    AA-/A1     Massachusetts Health & Educational Facilities
                              Authority, 6.0%, 7/1/18                       1,041,100
   2,415,000    AAA/Aaa    Massachusetts Health & Education Facilities
                              Authority, 6.25%, 4/1/20                      2,770,222
   1,000,000   BBB/Baa2    Massachusetts Health & Educational Facilities
                              Authority, 6.5%, 7/1/21                       1,015,560
   9,500,000    AAA/Aaa    Massachusetts Health & Educational Facilities
                              Authority, 5.2%, 1/1/28                       9,630,530
   2,000,000   BBB/Baa2    Massachusetts Health & Educational Facilities
                              Authority, 5.75%, 7/1/28                      1,866,440
   1,145,000    BBB+/NR    Massachusetts Health & Educational Facilities
                              Authority, 6.25%, 10/1/31                     1,134,168
   5,290,000    AA-/A1     Massachusetts Health & Educational Facilities
                              Authority, 5.75%, 7/1/32                      5,304,495
   2,000,000   BBB/Baa2    Massachusetts Health & Educational Facilities
                              Authority, 6.625%, 7/1/32                     2,041,640
   1,740,000    BBB-/NR    Massachusetts State Development Finance
                              Agency, 5.25%, 10/1/08                        1,529,495
   2,000,000     A/NR      Massachusetts State Development Finance
                              Agency, 5.0%, 9/1/31                          1,843,440

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           MASSACHUSETTS - 9.8% (CONTINUED)
   4,000,000    BBB+/A3    Massachusetts State Development Finance
                              Agency, 5.45%, 5/15/59                     $  3,772,440
   1,710,000    AAA/Aaa    Medford Massachusetts, 4.375%, 2/15/17           1,564,274
     470,000    AAA/AAA    Reading Massachusetts, 5.0%, 2/1/19                463,608
     470,000    AAA/AAA    Reading Massachusetts, 5.0%, 2/1/21                459,533
     470,000    AAA/AAA    Reading Massachusetts, 5.0%, 2/1/21                458,076
                                                                         ------------
                                                                         $ 35,636,688
                                                                         ------------
                           MICHIGAN - 3.4%
   1,000,000    AAA/Aaa    Detroit Michigan Water Supply, Revenue,
                              5.75%, 7/1/11                              $  1,092,130
   3,445,000    AAA/Aaa    Jenison Michigan Public Schools,
                              5.25%, 5/1/16                                 3,575,082
   2,000,000    AAA/Aaa    Michigan Municipal Bond Authority Department
                              of Treasury, 5.5%, 10/1/21                    2,056,160
   4,000,000   BBB/Baa3    Michigan State Hospital Finance Authority,
                              6.0%, 2/1/24                                  3,569,760
   5,200,000    AAA/Aaa    Okemos Michigan Public School, 0.0%, 5/1/18      2,129,972
                                                                         ------------
                                                                         $ 12,423,104
                                                                         ------------
                           MINNESOTA - 1.2%
   1,040,000    AA+/Aa2    Minnesota State Housing Finance Agency,
                              6.55%, 7/11/11+                            $  1,074,601
     990,000    AA/Aa2     Minnesota State Housing Finance Agency,
                              6.9%, 8/1/12                                  1,011,156
   2,755,000    BB+/Ba2    St. Paul Housing & Redevelopment Authority
                              Hospital Revenue, 6.625%, 11/1/17             2,315,825
                                                                         ------------
                                                                         $  4,401,582
                                                                         ------------
                           MISSOURI - 0.8%
   2,610,000    AAA/NR     Missouri Housing Development, Series
                              B-2, 6.4%, 3/1/29+                         $  2,831,067
                                                                         ------------
                                                                         $  2,831,067
                                                                         ------------
                           MISSISSIPPI - 1.8%
   6,000,000     A/A3      Lowndes County Mississippi Solid Waste
                              Disposal & Pollution Control Revenue,
                              6.8%, 4/1/22                               $  6,693,420
                                                                         ------------
                                                                         $  6,693,420
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           MONTANA - 2.0%
$  8,000,000    AAA/Aaa    Montana Health Facilities Authority Facility
                              Revenue, 0.0%, 2/25/25                        $   7,180,000
                                                                            -------------
                                                                            $   7,180,000
                                                                            -------------
                           NORTH CAROLINA - 7.5%
   5,310,000    AA/Aa3     Charlotte-Mecklenburg Hospital Authority
                              Revenue, 5.0%, 1/15/31                        $   4,956,142
     970,000    AA/Aa3     Charlotte-Mecklenburg Hospital Authority
                              Revenue, 6.25%, 1/1/20                              989,400
  12,145,000    AAA/Aaa    North Carolina Eastern Municipal Power Agency
                              Power System Revenue, 6.5%, 1/1/18               14,208,800
   7,500,000     NR/NR     North Carolina Capital Facilties Finance
                              Agency Revenue, 5.125%, 10/1/41                   7,196,475
                                                                            -------------
                                                                            $  27,350,817
                                                                            -------------
                           NORTH DAKOTA - 0.9%
   1,735,000    NR/Aa3     North Dakota State Housing Finance
                              Agency Revenue, 6.0%, 7/1/20                  $   1,776,727
   1,470,000    NR/Aa3     North Dakota State Housing Finance
                              Agency Revenue, 5.8%, 7/1/18+                     1,488,375
                                                                            -------------
                                                                            $   3,265,102
                                                                            -------------
                           NEBRASKA - 0.4%
   1,325,000    AAA/Aaa    Municipal Energy Agency, 6.0%, 4/1/08            $   1,454,280
                                                                            -------------
                                                                            $   1,454,280
                                                                            -------------
                           NEW HAMPSHIRE - 1.0%
   2,000,000     A+/A2     New Hampshire Health & Education Facilities
                              Authority Revenue, 5.75%, 10/1/31             $   1,931,620
   1,770,000    NR/Aa3     New Hampshire State Housing Finance
                              Authority, 6.125%, 1/1/20                         1,837,596
                                                                            -------------
                                                                            $   3,769,216
                                                                            -------------
                           NEW JERSEY - 0.7%
   1,500,000     A+/NR     New Jersey Economic Development Authority,
                              5.875%, 6/1/18                                $   1,578,345
   1,000,000     A+/NR     New Jersey Economic Development Authority,
                              5.5%, 6/1/21                                      1,004,160
                                                                            -------------
                                                                            $   2,582,505
                                                                            -------------

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           NEW MEXICO - 0.2%
$    650,000    AA/Aa1     New Mexico Mortgage Finance Authority,
                              6.85%, 7/1/12                               $    662,006
                                                                          ------------
                                                                          $    662,006
                                                                          ------------
                           NEVADA - 0.8%
   3,355,000   BBB/Baa2    Henderson Neveda Healthcare Facility
                              Revenue, 5.125%, 7/1/28                     $  2,823,736
      30,000    AA/Aa2     Nevada Housing Division Single Family
                              Program Revenue, 8.0%, 4/1/09                     30,088
                                                                          ------------
                                                                          $  2,853,824
                                                                          ------------
                           NEW YORK - 1.3%
   2,900,000     A-/A3     New York City New York Series A, General
                              Obligation, 6.0%, 5/15/19                   $  3,050,307
   1,500,000     A/A1      New York Counties Tobacco Trust II,
                              5.625%, 6/1/35                                 1,489,845
                                                                          ------------
                                                                          $  4,540,152
                                                                          ------------
                           OHIO - 2.9%
   2,755,000   BBB+/Baa1   Arkon Bath Copley Joint Township Hospital
                              District, 5.375%, 11/15/24                  $  2,439,360
   2,870,000    AAA/Aaa    Cleveland Ohio General Obligation,
                              5.75%, 8/1/13                                  3,149,624
     500,000    AA-/Aa3    Ohio State Building Authority
                              Revenue, 6.0%, 10/1/08                           552,910
   1,000,000    AAA/Aaa    Ohio State Water Development Authority
                              Revenue, 6.0%, 12/1/08                         1,104,390
   1,000,000    AAA/Aaa    Ohio University General Receipts Athens
                              Revenue, 5.25%, 12/1/19                        1,007,680
   1,000,000    AAA/Aaa    University of Cincinnati, 5.75%, 6/1/18           1,059,440
   1,000,000    AAA/Aaa    University of Cincinnati, 5.75%, 6/1/19           1,056,120
                                                                          ------------
                                                                          $ 10,369,524
                                                                          ------------
                           OKLAHOMA - 3.9%
   2,520,000    AAA/Aaa    Grand River Dam Authority Revenue,
                              6.25%, 6/1/11                               $  2,855,992
   7,700,000    AAA/Aaa    McGee Creek Authority Water Revenue,
                              6.0%, 1/1/23                                   8,471,540

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           OKLAHOMA - 3.9% (CONTINUED)
$  4,000,000     B-/B2     Oklahoma Development Finance Authority,
                              5.625%, 8/15/29                             $  2,914,400
                                                                          ------------
                                                                          $ 14,241,932
                                                                          ------------
                           OREGON - 2.6%
   1,165,000    AAA/NR     Jackson County School District Np.
                              4, 5.5%, 6/15/17                            $  1,208,431
   2,500,000    BBB-/NR    Klamath Falls Oregon Electric Revenue,
                              6.0%, 1/1/25                                   2,432,900
   2,000,000     AA/NR     Linn County Community School District
                              No. 9 Lebanon, 0.0%, 6/15/30                   1,803,240
   3,000,000     NR/Aa     Portland Oregon Revenue, 0.0%, 6/15/20            1,083,690
   1,000,000    NR/Aaa     Portland Oregon Urban Renewal &
                              Redevelopment, 5.75%, 6/15/18                  1,054,390
   1,650,000    AAA/NR     Wasco County Oregon School District,
                              5.5%, 6/15/19                                  1,743,291
                                                                          ------------
                                                                          $  9,325,942
                                                                          ------------
                           PENNSYLVANIA - 1.4%
   1,500,000    AAA/Aaa    Allegheny County Sanitary Authority
                              Revenue, 5.375%, 12/1/24                    $  1,507,215
   2,500,000    AAA/NR     Cornwall Lebanon School District,
                              0.0%, 3/15/19                                    964,175
   3,770,000    AAA/NR     Greater Johnstown School District,
                              0.0%, 8/1/28                                     821,633
   3,770,000    AAA/NR     Greater Johnstown School District,
                              0.0%, 8/1/30                                     730,438
   1,000,000    NR/Baa1    Latrobe Industrial Development, 5.7%,
                              5/1/31                                           984,090
                                                                          ------------
                                                                          $  5,007,551
                                                                          ------------
                           PUERTO RICO - 2.6%
   5,120,000    AAA/Aaa    Puerto Rico Highway & Transportation
                              Authority, 4.75%, 7/1/38                    $  4,729,293
   4,305,000    AAA/Aaa    Puerto Rico Electric Power Authority Power
                              Revenue, 0.0%, 7/1/17                          1,931,008
   2,650,000    AAA/Aaa    Puerto Rico Municipal Financial Agency,
                              5.875%, 8/1/14                                 2,902,492
                                                                          ------------
                                                                          $  9,562,793
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           RHODE ISLAND - 0.4%
$    730,000    AA+/Aa1    Rhode Island Health & Educational Building
                              Corporation Revenue, 5.0%, 9/1/21          $    710,611
     785,000    AA+/Aa2    Rhode Island Housing & Mortgage Finance,
                              6.75%, 10/1/17                                  819,823
                                                                         ------------
                                                                         $  1,530,434
                                                                         ------------
                           SOUTH CAROLINA - 2.7%
   1,250,000    AAA/Aaa    South Carolina Grand Strand Water & Sewer
                              Authority, 6.375%, 6/1/12                  $  1,428,825
     570,000    NR/Aa2     South Carolina State Housing & Finance
                              Authority Revenue, 6.2%, 7/1/09                 593,860
   7,500,000     A+/A1     Tobacco Settlement Revenue Management,
                              6.37%,  5/15/28                               7,766,925
                                                                         ------------
                                                                         $  9,789,610
                                                                         ------------
                           SOUTH DAKOTA - 0.7%
   1,235,000     NR/A1     South Dakota Conservancy District Revenue,
                              5.625%, 8/1/17                             $  1,266,702
   1,255,000    AAA/Aaa    South Dakota State Lease Revenue,
                              8.0%, 9/1/05                                  1,444,869
                                                                         ------------
                                                                         $  2,711,571
                                                                         ------------
                           TEXAS - 6.5%
     750,000    AAA/Aaa    Carroll Independent School District,
                              6.75%, 8/15/21                             $    892,890
     850,000    AAA/Aaa    Carroll Independent School District,
                              6.75%, 8/15/22                                1,014,194
   1,305,000    NR/Aaa     Comal Independent School District General
                              Obligation, 7.0%, 2/1/07                      1,470,931
   1,000,000     A-/A3     Harris County Health Facilties Development
                              Authority, 6.375%, 6/1/29                     1,034,150
   3,500,000   Baa3/BBB-   Port Corpus Christi Industrial Development
                              Corporation, 5.4%, 4/1/18                     3,407,075
   2,310,000    AAA/Aaa    Texas Clear Creek Independent School
                              District General Obligation, 0.0%, 2/1/10     1,571,840
   2,050,000    NR/Aaa     Texas Keller Independent School District
                              General Obligation, 0.0%, 8/15/10             1,359,581
   3,000,000    AAA/Aaa    Texas Public Finance Authority Building
                              Revenue, 0.0%, 2/1/07                         2,410,560

   The accompanying notes are an integral part of these financial statements.


                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           TEXAS - 6.5% (CONTINUED)
$  5,500,000    AAA/Aaa    Texas Public Finance Authority Building
                              Revenue, 0.0%, 2/1/08                         $   4,178,130
   2,750,000    AAA/Aaa    Texas Public Finance Authority Building
                              Revenue, 0.0%, 2/1/10                             1,871,238
   4,500,000    NR/Baa2    Tomball Hospital Authority, 6.125%, 7/1/23           4,296,015
     250,000    AAA/Aaa    University of Texas Permanent University Fund,
                              8.0%, 7/1/04+                                       280,405
                                                                            -------------
                                                                            $  23,787,009
                                                                            -------------
                           UTAH - 0.8%
   2,980,000     AA/NR     Weber County Municipal Building Authority
                              Revenue, 5.75%, 12/15/19                      $   3,031,196
                                                                            -------------
                                                                            $   3,031,196
                                                                            -------------
                           VIRGINIA - 0.6%
   2,000,000    AAA/AAA    Chesapeake Bay Bridge and Tunnel Common
                              Virginia Revenue, 5.5%, 7/1/25                $   2,100,380
                                                                            -------------
                                                                            $   2,100,380
                                                                            -------------
                           WASHINGTON - 4.6%
   1,500,000    AAA/Aaa    Clark County School District No. 037
                              Vancouver, 5.5%, 12/1/15                      $   1,557,990
   3,825,000    AAA/Aaa    Central Puget Sound Regulation Transportation
                              Authority, 5.25%, 2/1/16                          3,928,466
   2,820,000    AAA/Aaa    Clark County Public Utility District #1 Water
                              Revenue, 5.5%, 1/1/15                             2,877,951
   1,000,000    AAA/Aaa    King & Snohomish Counties School District
                              No. 417 Northshore, 5.75%, 12/1/14                1,046,580
   1,655,000    AA+/Aa1    King County General Obligation, 6.625%,
                              12/1/15                                           1,870,498
   2,500,000    NR/Aaa     Snohomish County Public Utility District
                              Revenue, 6.8%, 1/1/20+                            2,934,050
   2,250,000    AAA/Aaa    Snohomish County Public Utlility District
                              Revenue, 5.7%, 12/1/11+                           2,451,398
      20,000    AA+/Aa1    Washington State General Obligation,
                              6.0%, 5/1/02                                         20,295
                                                                            -------------
                                                                            $  16,687,228
                                                                            -------------

   The accompanying notes are an integral part of these financial statements.

                 S&P/
                MOODY'S
  PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                       VALUE
                           WISCONSIN - 1.4%
$  1,430,000    AAA/Aaa    Adams-Friendship School District, 6.5%,
                              4/1/16                                   $    1,656,155
  3,850,000    BBB+/NR     Wisconsin State Health & Educational
                              Facilities Authority, 5.6%, 2/15/29           3,520,055
                                                                       --------------
                                                                       $    5,176,210
                                                                       --------------
                           WEST VIRGINIA - 0.7%
  1,000,000    AAA/Aaa     West Virginia State Housing Development,
                              7.05%, 11/1/24                           $    1,023,490
  5,600,000    AAA/Aaa     West Virginia University Revenue,
                              0.0%, 4/1/26                                  1,412,992
                                                                       --------------
                                                                       $    2,436,482
                                                                       --------------
                           TOTAL INVESTMENT IN TAX-EXEMPT
                           OBLIGATIONS - 98.7%
                           (Cost $350,712,428)(a)                      $  358,742,915
                                                                       --------------
                           TAX-EXEMPT MONEY MARKET MUTUAL
                           FUND - 1.3%
  4,557,834                Provident Institutional Municipal Fund      $    4,557,834
                                                                       --------------
                           TOTAL TAX-EXEMPT MONEY MARKET
                           MUTUAL FUND
                           (Cost $4,557,834)                           $    4,557,834
                                                                       --------------
                           TOTAL INVESTMENT IN SECURITIES - 100%
                           (Cost $355,270,262)(b)(c)                     $363,300,749
                                                                       --------------

 * Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
**   A portion of this bond is partially prerefunded.
NR   Not rated.
 +   Escrowed to maturity in U.S. government securities.


   The accompanying notes are an integral part of these financial statements.

(a) The concentration of investments by type of obligation/market sector is as follows:

      Insured                                                   32.4%
      Escrowed in U.S. Government Securities                     8.3%
      General Obligation                                         4.2%
      Revenue Bonds:
            Education Revenue                                    9.1%
            Water & Sewer Revenue                                3.0%
            Health Revenue                                      16.2%
            Housing Revenue                                      6.6%
            Pollution Control Revenue                            0.9%
            Power Revenue                                        1.5%
            Transportation Revenue                               0.3%
            Other Revenue                                       16.7%
            Reserves                                             0.8%

(b) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $355,281,228 was as follows:

  Aggregate gross unrealized gain for all investments
  in which there is an excess of value over tax cost            $ 11,646,984

  Aggregate gross unrealized loss for all investments
  in which there is an excess of tax cost over value              (3,627,463)
                                                                -------------
  Net unrealized gain                                           $   8,019,521
                                                                =============

(c) The Fund elected to defer approximately $504,743 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 2001 aggregated $342,139,416 and $324,183,951 respectively.


   The accompanying notes are an integral part of these financial statements.

PIONEER TAX FREE INCOME FUND
 BALANCE SHEET 12/31/01


 ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $4,557,834) (cost $355,270,262)                      $ 363,300,749
  Cash                                                                            919
  Receivables -
     Investment securities sold                                             1,517,887
     Fund shares sold                                                         401,818
     Interest                                                               5,323,940
  Other                                                                         3,312
                                                                         ------------
       Total assets                                                      $370,548,625
                                                                         ------------

LIABILITIES:
  Payables -
     Investment securities purchased                                    $  18,379,980
     Fund shares repurchased                                                  283,317
     Dividends                                                                435,658
  Due to affiliates                                                           264,627
  Accrued expenses                                                             77,629
  Other                                                                           881
                                                                         ------------
       Total liabilities                                                $  19,442,092
                                                                         ------------

NET ASSETS:
  Paid-in capital                                                       $ 343,536,551
  Accumulated undistributed net investment income                              55,204
  Accumulated net realized loss on investments                               (515,709)
  Net unrealized gain on investments                                        8,030,487
                                                                         ------------
       Total net assets                                                  $351,106,533
                                                                         ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $333,866,948/29,110,352 shares)                         $   11.47
                                                                            =========
  Class B (based on $13,734,741/1,206,028 shares)                           $   11.39
                                                                            =========
  Class C (based on $3,505,416/309,808 shares)                              $   11.31
                                                                            =========

MAXIMUM OFFERING PRICE:
  Class A                                                                   $   12.01
                                                                            =========
  Class C                                                                   $   11.42
                                                                            =========

 The accompanying notes are an integral part of these financial statements.

 PIONEER TAX FREE INCOME FUND

 STATEMENT OF OPERATIONS

 FOR THE YEAR ENDED 12/31/01


INVESTMENT INCOME:
   Interest                                                               $19,090,135
                                                                          -----------

EXPENSES:
   Management fees                                          $1,728,126
   Transfer agent fees
      Class A                                                  387,228
      Class B                                                   13,928
      Class C                                                    1,590
   Distribution fees
      Class A                                                  846,171
      Class B                                                  121,186
      Class C                                                   23,308
   Administrative fees                                          56,216
   Custodian fees                                               72,432
   Registration fees                                            46,519
   Professional fees                                            37,110
   Printing                                                     16,630
   Fees and expenses of nonaffiliated trustees                   5,798
   Miscellaneous                                                14,820
                                                            ----------
      Total expenses                                                      $ 3,371,062
      Less fees paid indirectly                                               (45,796)
                                                                          -----------
      Net expenses                                                        $ 3,325,266
                                                                          -----------
        Net investment income                                             $15,764,869
                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                      $  8,934,432
   Change in net unrealized gain on investments                           (10,551,271)
                                                                          -----------
   Net loss on investments                                               $ (1,616,839)
                                                                          -----------
      Net increase in net assets resulting from operations                $14,148,030
                                                                          -----------


 The accompanying notes are an integral part of these financial statements.

 PIONEER TAX FREE INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEARS ENDED 12/31/01 AND 12/31/00


                                                              YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                               12/31/01          12/31/00
  Net investment income                                    $  15,764,869     $  16,549,027
  Net realized gain (loss) on investments                      8,934,432        (1,559,895)
  Change in net unrealized gain (loss) on investments        (10,551,271)       23,881,549
                                                           -------------     -------------
     Net increase in net assets resulting from operations  $  14,148,030     $  38,870,681
                                                           -------------     -------------

DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income
   Class A ($0.53 and $0.52 per share, respectively)       $ (15,165,930)    $ (16,070,563)
   Class B ($0.44 and $0.43 per share, respectively)            (454,803)         (431,549)
   Class C ($0.44 and $0.43 per share, respectively)             (87,748)          (64,730)
  In excess of net investment income
   Class A ($0.00 and $0.00 per share, respectively)                   -           (15,583)
   Class C ($0.00 and $0.07 per share, respectively)                   -           (11,437)
  Net realized gain
   Class A ($0.18 and $0.00 per share, respectively)          (5,188,721)
   Class B ($0.18 and $0.00 per share, respectively)            (212,967)                -
   Class C ($0.18 and $0.00 per share, respectively)             (52,503)                -
                                                           -------------     -------------
     Total distributions to shareowners                     $(21,162,672)    $ (16,593,862)
                                                           -------------     -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $  71,156,607     $  66,544,732
  Reinvestment of distributions                               14,898,321        11,498,022
  Cost of shares repurchased                                 (81,747,797)     (130,089,167)
                                                           -------------     -------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                              $    4,307,131     $ (52,046,413)
                                                           -------------     -------------
   Net decrease in net assets                             $   (2,707,511)    $ (29,769,594)
NET ASSETS:
Beginning of year                                            353,814,044       383,583,638
                                                           -------------     -------------
End of year (including accumulated undistributed
  net investment income of $55,204 and $0, respectively)  $  351,106,533     $ 353,814,044
                                                           -------------     -------------

CLASS A                           '01 SHARES   '01 AMOUNT     '00 SHARES      '00 AMOUNT
Shares sold                       5,299,353    $62,464,488     5,776,223   $   64,767,497
Reinvestment of distributions     1,231,500     14,480,101     1,000,133       11,212,949
Less shares repurchased          (6,588,915)   (77,670,686)  (11,168,622)    (124,854,942)
                                 ----------    -----------    ----------   --------------
  Net decrease                      (58,062)   $  (726,097)   (4,392,266)  $  (48,874,496)
                                 ==========    ===========    ==========   ===============
CLASS B
Shares sold                         531,635    $ 6,242,669       110,383   $    1,239,119
Reinvestment of distributions        29,236        341,306        22,457          249,750
Less shares repurchased            (313,961)    (3,666,923)     (321,799)      (3,559,025)
                                 ----------    -----------    ----------   --------------
  Net increase (decrease)           246,910    $ 2,917,052      (188,959)  $   (2,070,156)
                                 ==========    ===========    ==========   ===============
CLASS C
Shares sold                         209,446    $ 2,449,450        48,714   $      538,116
Reinvestment of distributions         6,636         76,914         3,187           35,323
Less shares repurchased             (35,376)      (410,188)     (152,489)      (1,675,200)
                                 ----------    -----------    ----------   --------------
  Net increase (decrease)           180,706    $ 2,116,176      (100,588)  $   (1,101,761)
                                 ==========    ===========    ==========   ===============

    The accompanying notes are an integral part of these financial statements.


PIONEER TAX FREE INCOME FUND
 FINANCIAL HIGHLIGHTS 12/31/01

                                                              YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               12/31/01      12/31/00       12/31/99      12/31/98      12/31/97
CLASS A
Net asset value, beginning of year                              $  11.70     $  10.98      $   12.02      $  12.17      $  11.96
                                                                --------     --------      ---------      --------      --------
Increase (decrease) from investment operations:
  Net investment income                                         $   0.53     $   0.52      $    0.51      $   0.55      $   0.59
  Net realized and unrealized gain (loss) on investments           (0.05)        0.72          (1.02)         0.19          0.45
                                                                --------     --------      ---------      --------      --------
  Net increase (decrease) from investment operations            $   0.48     $   1.24      $   (0.51)     $   0.74      $   1.04
Distributions to shareowners:
  Net investment income                                            (0.53)       (0.52)         (0.51)        (0.55)        (0.59)
  In excess of net investment income                                            (0.00)(a)
  Net realized gain                                                (0.18)        -             (0.02)        (0.34)        (0.24)
                                                                --------     --------      ---------      --------      --------
Net increase (decrease) in net asset value                      $  (0.23)    $   0.72      $   (1.04)     $  (0.15)     $   0.21
                                                                --------     --------      ---------      --------      --------
Net asset value, end of year                                    $  11.47     $  11.70      $   10.98      $  12.02      $  12.17
                                                                ========     ========      =========      ========      ========
Total return*                                                       4.13%       11.63%         (4.29%)        6.20%         8.94%
Ratio of net expenses to average net assets+                        0.92%        0.95%          0.93%         0.93%         0.93%
Ratio of net investment income to average net assets+               4.49%        4.62%          4.43%         4.48%         4.87%
Portfolio turnover rate                                               92%          14%            24%           52%           22%
Net assets, end of year (in thousands)                          $333,867     $341,179       $368,559      $393,390      $413,856
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                      0.91%        0.91%          0.92%         0.92%         0.91%
  Net investment income                                             4.50%        4.66%          4.44%         4.49%         4.89%

(a) Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER TAX FREE INCOME FUND
 FINANCIAL HIGHLIGHTS 12/31/01

                                                              YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                               12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
CLASS B
Net asset value, beginning of year                             $  11.62      $ 10.90       $ 11.93       $ 12.09       $ 11.88
                                                               --------      -------       -------       -------       -------
Increase (decrease) from investment operations:
  Net investment income                                        $   0.44      $  0.43       $  0.42       $  0.46       $  0.50
  Net realized and unrealized gain (loss) on investments          (0.05)        0.72         (1.01)         0.18          0.44
                                                               --------      -------       -------       -------       -------
  Net increase from investment operations                      $   0.39      $  1.15       $ (0.59)      $  0.64       $  0.94
Distributions to shareowners:
  Net investment income                                           (0.44)       (0.43)        (0.42)        (0.46)        (0.49)
  In excess of net investment income                                 -            -              -             -             -
  Net realized gain                                               (0.18)          -          (0.02)        (0.34)        (0.24)
                                                               --------      -------       -------       -------       -------
Net increase (decrease) in net asset value                     $  (0.23)     $  0.72       $ (1.03)      $ (0.16)       $ 0.21
                                                               --------      -------       -------       -------       -------
Net asset value, end of year                                   $  11.39      $ 11.62       $ 10.90       $ 11.93        $12.09
                                                               ========      =======       =======       =======        ======
Total return*                                                      3.38%       10.78%        (5.01)%        5.43%         8.16%
Ratio of net expenses to average net assets+                       1.67%        1.71%         1.70%         1.64%         1.68%
Ratio of net investment income to average net assets+              3.73%        3.87%         3.66%         3.73%         4.12%
Portfolio turnover rate                                             92%           14%           24%           52%           22%
Net assets, end of year (in thousands)                         $13,735       $11,145       $12,520       $10,790        $5,588
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                    1.66%         1.70%         1.69%         1.63%         1.66%
  Net investment income                                           3.74%         3.88%         3.67%         3.74%         4.14%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

    The accompanying notes are an integral part of these financial statements.

PIONEER TAX FREE INCOME FUND
 FINANCIAL HIGHLIGHTS 12/31/01


                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                               12/31/01     12/31/00     12/31/99      12/31/98      12/31/97
CLASS C
Net asset value, beginning of year                             $ 11.54       $10.91       $11.94        $12.11        $11.88
                                                               -------       ------       ------        ------        ------
Increase (decrease) from investment operations:
  Net investment income                                        $  0.49       $ 0.43       $ 0.43        $ 0.46        $ 0.49
  Net realized and unrealized gain (loss) on investments         (0.05)        0.70        (1.01)         0.17          0.47
                                                               -------       ------       ------        ------        ------
  Net increase (decrease) from investment operations           $  0.44       $ 1.13       $(0.58)       $ 0.63        $ 0.96
Distributions to sharewoners:
  Net investment income                                          (0.49)       (0.43)       (0.43)        (0.46)        (0.49)
  In excess of net investment income                              -           (0.07)         -             -             -
  Net realized gain                                              (0.18)        -           (0.02)        (0.34)        (0.24)
                                                               -------       ------       ------        ------        ------
Net increase (decrease) in net asset value                     $ (0.23)      $ 0.63       $(1.03)       $(0.17)       $ 0.23
                                                               -------       ------       ------        ------        ------
Net asset value, end of year                                    $11.31       $11.54       $10.91        $11.94        $12.11
                                                                ======       ======       ======        ======        ======
Total return*                                                     3.39%       10.59%       (4.93)%        5.33%         8.32%
Ratio of net expenses to average net assets+                      1.62%        1.80%        1.69%         1.63%         1.70%
Ratio of net investment income to average net assets+             3.75%        3.80%        3.62%         3.72%         4.04%
Portfolio turnover rate                                             92%          14%          24%           52%           22%
Net assets, end of year (in thousands)                          $3,505       $1,490       $2,505        $3,262        $1,643
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                    1.61%        1.77%        1.65%         1.60%         1.67%
  Net investment income                                           3.76%        3.83%        3.66%         3.75%         4.07%


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 NOTES TO FINANCIAL STATEMENTS 12/31/01


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Tax Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Original issue discount and market premium are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. This is consistent with the provision of the AICPA Audit & Accounting Guide for Investment Companies, effective January 1, 2001. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the year ended December 31, 2001 and 2000 were as follows:

                                                  2001               2000
 DISTRIBUTIONS PAID FROM:
   Ordinary Income                         $        --          $        --
   Tax-Exempt Income                        15,708,481           16,593,862
   Long-Term capital gain                    5,454,191                    0
                                           ===========          ===========
                                           $21,162,672          $16,593,862
                                           ===========          ===========
   Return of Capital                       $        --          $        --
                                           ===========          ===========
                       Total               $21,162,672          $16,593,862

Following shows components of distributable earnings (accumulated losses) on a federal tax income basis at December 31, 2001. These amounts do not include the capital loss carryforward.

                                                2001
 Undistributed ordinary income              $   55,204
 Undistributed long-term gain                       --
 Unrealized appreciation                     8,019,521
                                           ===========
                       Total                $8,074,725

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2001, the Fund reclassified $1,184 from accumulated undistributed net investment income to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $5,453,007 as a capital gain dividend for purposes of the dividend paid deduction.

   In order to comply with federal income tax regulations, the Fund has designated $15,764,869 as tax-exempt interest dividends. For purposes of the corporate dividend exclusion, none of the distributions per share qualify for the exclusion.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of Unicredito Italiano S.p.A., (Unicredito Italiano), earned $56,481 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2001.

D. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C share can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of

UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2001, $150,132 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $30,265 in transfer agent fees payable to PIMSS at December 31, 2001.

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $84,230 in distribution fees payable to PFD at December 31, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $49,899 were paid to PFD.

5. EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $45,796 under such arrangements.

6. LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2001, the Fund had no borrowings under this agreement.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


 TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
 PIONEER TAX FREE INCOME FUND:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax Free Income Fund (the Fund), as of December 31, 2001, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Income Fund as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 15, 2002

 TRUSTEES, OFFICERS AND SERVICE PROVIDERS


INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management
Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS          POSITION HELD                        TERM OF OFFICE/LENGTH OF SERVICE
John F. Cogan, Jr. (75)*       Chairman of the Board,               Trustee since 1993.
                               Trustee and President                Serves until retirement or removal.



*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

=========================================================================================================

Daniel T. Geraci (44)**        Trustee and                          Trustee since October, 2001.
                               Executive Vice President             Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.


   INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS            POSITION HELD                        TERM OF OFFICE/LENGTH OF SERVICE
Mary K. Bush (53)                Trustee                              Trustee since 1997. Serves until retirement or removal.
4201 Cathedral Avenue, NW,
Washington, DC, 20016

===========================================================================================================

Richard H. Egdahl, M.D. (75)     Trustee                              Trustee since 1993. Serves until retirement or removal.
Boston University Healthcare
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

============================================================================================================

Margaret B.W. Graham (54)        Trustee                              Trustee since 1993. Serves until retirement or removal.
1001 Sherbrooke Street West,
Montreal, Quebec, Canada

INTERESTED TRUSTEES


                            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                   OTHER DIRECTORSHIPS HELD

John F. Cogan, Jr. (75)*    Deputy Chairman and a Director of Pioneer Global              Director of Harbor Global Company, Ltd.
                            Asset Management S.p.A. (PGAM); Non-Executive Chairman
                            and a Director of Pioneer Investment Management USA Inc.
                            (PIM-USA); Chairman and a Director of Pioneer; President
                            of all of the Pioneer Funds; and Of Counsel (since 2000,
                            Partner prior to 2000), Hale and Dorr LLP (counsel to
                            PIM-USA and the Pioneer Funds)

============================================================================================================================

Daniel T. Geraci (44)**    Director and CEO-US of PGAM since November 2001; Director,      None
                           Chief Executive Officer and President of PIM-USA since
                           October 2001; Director of Pioneer Funds Distributor, Inc.
                           and Pioneer Investment Management Shareholder Services, Inc.
                           since October 2001; President and a Director of Pioneer and
                           Pioneer International Corporation since October 2001;
                           Executive Vice President of all of the Pioneer Funds since
                           October 2001; President of Fidelity Private Wealth Management
                           Group from 2000 through October 2001; and Executive Vice
                           President--Distribution and Marketing of Fidelity Investments
                           Institutional Services and Fidelity Investments Canada Ltd.
                           prior to 2000

==============================================================================================================================

Mary K. Bush (53)         President, Bush & Co. (international financial advisory firm)    Director and/or Trustee of Brady
                                                                                           Corporation (industrial identification
                                                                                           and specialty coated material products
                                                                                           manufacturer), Mastec Inc.
                                                                                           (communications and energy
                                                                                           infrastructure), Mortgage Guaranty
                                                                                           Insurance Corporation, R.J. Reynolds
                                                                                           Tobacco Holdings, Inc. (tobacco) and
                                                                                           Student Loan Marketing Association
                                                                                           (secondary marketing of student loans)

================================================================================================================================

Richard H. Egdahl,       Alexander Graham Bell Professor of Health Care                    None
         M.D. (75)       Entrepreneurship, Boston University; Professor of Management,
                         Boston University School of Management; Professor of Public
                         Health, Boston University School of Public Health; Professor
                         of Surgery, Boston University School of Medicine; University
                         Professor, Boston University

================================================================================================================================

Margaret B.W. Graham (54) Founding Director, The Winthrop Group, Inc. (consulting firm);   None
                          Professor of Management, Faculty of Management, McGill
                          University

                                       35

   INDEPENDENT TRUSTEES


NAME, AGE AND ADDRESS                  POSITION HELD                    TERM OF OFFICE/LENGTH OF SERVICE
Marguerite A. Piret (53)               Trustee                          Trustee since 1993. Serves until retirement or removal.
One Boston Place, 26th Floor,
Boston, MA 02108

------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West (73)                   Trustee                          Trustee since 1993. Serves until retirement or removal.
125 Broad Street,
New York, NY 10004

------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (65)                     Trustee                          Trustee since 1993. Serves until retirement or removal.
One North Adgers Wharf,
Charleston, SC 29401


====================================================================================================================================

   FUND OFFICERS

NAME, AGE AND ADDRESS                  POSITION HELD                    TERM OF OFFICE/LENGTH OF SERVICE

Joseph P. Barri (55)                   Secretary                        Since 1993. Serves at the discretion of Board.

------------------------------------------------------------------------------------------------------------------------------------

Dorothy E. Bourassa (54)               Assistant Secretary              Since November, 2000. Serves at the discretion of Board.

------------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (56)                      Treasurer                        Since November, 2000. Serves at the discretion of Board.

------------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti (36)                  Assistant Treasurer              Since November, 2000. Serves at the discretion of Board.

------------------------------------------------------------------------------------------------------------------------------------

John F. Daly III (36)                  Assistant Treasurer              Since November, 2000. Serves at the discretion of Board.

====================================================================================================================================


                            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                   OTHER DIRECTORSHIPS HELD


Marguerite A. Piret (53)    President, Newbury, Piret & Company, Inc. (merchant           Director, Organogenesis Inc. (tissue
                            banking firm)                                                 engineering company)

------------------------------------------------------------------------------------------------------------------------------------

Stephen K. West (73)        Of Counsel, Sullivan & Cromwell (law firm)                    Director, Dresdner RCM Global Strategic
                                                                                          Income Fund, Inc. and The Swiss Helvetia
                                                                                          Fund, Inc. (closed--end investment
                                                                                          companies), AMVESCAP PLC (investment
                                                                                          managers) and First ING Life Insurance
                                                                                          Company of New York

------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (65)         President, John Winthrop & Co., Inc. (private                  Director of NUI Corp. (energy sales,
                           investment firm)                                               services and distribution)

====================================================================================================================================

Joseph P. Barri (55)       Partner, Hale and Dorr LLP; Secretary of all                   None
                           of the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------

Dorothy E. Bourassa (54)   Secretary of PIM-USA: Senior Vice President-                   None
                           Legal of Pioneer; and Secretary/Clerk of most of
                           PIM-USA's subsidiaries since October 2000; Assistant
                           Secretary of all of the Pioneer Funds since November 2000;
                           Senior Counsel, Assistant Vice President and Director of
                           Compliance of PIM-USA from April 1998 through October 2000;
                           Vice President and Assistant General Counsel, First Union
                           Corporation from December 1996 through March 1998

------------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (56)          Vice President-Fund Accounting and Custody Services of         None
                           Pioneer (Manager from September 1996 to February 1999);
                           and Treasurer of all of the Pioneer Funds (Assistant
                           Treasurer from June 1999 to November 2000)

------------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti (36)      Assistant Vice President-Fund Accounting, Administration       None
                           and Custody Services of Pioneer (Fund Accounting Manager
                           from 1994 to 1999); and Assistant Treasurer of all of the
                           Pioneer Funds since November 2000

------------------------------------------------------------------------------------------------------------------------------------

John F. Daly III (36)      Global Custody and Settlement Division Manager of PIM-USA;     None
                           and Assistant Treasurer of all of the Pioneer Funds since
                           November 2000

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications and service forms       1-800-225-6292

FACTFONE(SM) for automated fund yields, prices, account
information and transactions                                     1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                               11061-00-0202
60 STATE STREET                             (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                 UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                   [RECYCLE LOGO] PRINTED ON RECYCLED PAPER